                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              SALOMON BROTHERS WORLDWIDE INCOME FUND INC
   ------------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ / No fee required

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Section 22(a)(2) of Schedule 16A

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                   SALOMON BROTHERS WORLDWIDE INCOME FUND INC
                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                January 22, 1997

To the Stockholders:

     The Annual Meeting of Stockholders of Salomon Brothers Worldwide Income Fund Inc (the 'Fund') will be held at 7 World Trade Center, New York, New York, in the 2nd Floor Auditorium, on Tuesday, February 25, 1997, at 10:00 a.m., for the purposes of considering and voting upon the following:

          1. The election of directors (Proposal 1);

          2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the fiscal year ending October 31, 1997 (Proposal 2); and

          3. Any other business that may properly come before the meeting.

     The close of business on January 3, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

                                         By Order of the Board of Directors,
                                         Jennifer G. Muzzey
                                         Secretary

        TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                      VALID SIGNATURE
          ----------------------------------------  ----------------------------
          CORPORATE ACCOUNTS
          ----------------------------------------
          (1) ABC Corp. ..........................  ABC Corp.
          (2) ABC Corp. ..........................  John Doe, Treasurer
          (3) ABC Corp. ..........................  John Doe
                        c/o John Doe, Treasurer
          (4) ABC Corp. Profit Sharing Plan ......  John Doe, Trustee

          TRUST ACCOUNTS
          ----------------------------------------
          (1) ABC Trust ..........................  Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee ...............  Jane B. Doe
                        u/t/d 12/28/78

          CUSTODIAL OR ESTATE ACCOUNTS
          ----------------------------------------
          (1) John B. Smith, Cust. ...............  John B. Smith
                        f/b/o John B. Smith, Jr.
            UGMA
          (2) John B. Smith ......................  John B. Smith, Jr., Executor

                   SALOMON BROTHERS WORLDWIDE INCOME FUND INC
                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048

                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers Worldwide Income Fund Inc (the 'Fund') of

proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York in the 2nd Floor Auditorium, on Tuesday, February 25, 1997 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the 'Meeting'). This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 22, 1997. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on January 3, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On January 3, 1997, there were 12,657,133 shares of the Fund's Common Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ('SBAM'), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class II Directors to hold office until the year 2000 Annual Meeting of Stockholders, or thereafter when their respective successors are elected and qualified. The terms of office of the remaining Class III and Class I Directors expire at the Annual Meetings of Stockholders in 1998 and 1999, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees for election currently is a member of the Fund's Board of Directors and has been previously elected a director by the Fund's stockholders. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning each nominee for election as a director:

                                                                COMMON STOCK
                                                             BENEFICIALLY OWNED,
                                                                 DIRECTLY OR
                                                               INDIRECTLY, ON
                                                              NOVEMBER 30, 1996
NOMINEES AND PRINCIPAL OCCUPATIONS DURING   DIRECTOR         -------------------
           THE PAST FIVE YEARS               SINCE     AGE        SHARES(A)
-----------------------------------------   --------   ---   -------------------
NOMINEES TO SERVE UNTIL THE YEAR 2000
    ANNUAL MEETING OF STOCKHOLDERS
    CLASS II DIRECTORS
Charles F. Barber, Member of Audit             1993    79           1,000
    Committee; Consultant; formerly
    Chairman of the Board, ASARCO
    Incorporated.
Thomas W. Brock*, Chairman, Chief              1995    49           1,063
    Executive Officer and Managing
    Director, Salomon Brothers Asset
    Management Inc; Managing Director and
    Member of the Operating Committee of
    Salomon Brothers Inc.

     The following table provides information concerning the remaining directors of the Fund:

                                                                COMMON STOCK
                                                             BENEFICIALLY OWNED,
                                                                 DIRECTLY OR
                                                               INDIRECTLY, ON
                                                              NOVEMBER 30, 1996
   DIRECTORS AND PRINCIPAL OCCUPATIONS      DIRECTOR         -------------------
       DURING THE PAST FIVE YEARS            SINCE     AGE        SHARES(A)
-----------------------------------------   --------   ---   -------------------
DIRECTORS SERVING UNTIL 1999 ANNUAL
    MEETING OF STOCKHOLDERS
    CLASS I DIRECTORS
Allan C. Hamilton, formerly Vice             1993      75           1,000
    President and Treasurer, Exxon
    Corporation.

Jeswald W. Salacuse, Member of Audit         1993      58            200
    Committee; Henry J. Braker Professor
    of Commercial Law and formerly Dean,
    The Fletcher School of Law & Diplo-
    macy, Tufts University.

DIRECTORS SERVING UNTIL 1998 ANNUAL
    MEETING OF STOCKHOLDERS
    CLASS III DIRECTORS
Michael S. Hyland*, Chairman and             1993      51           1,500
    President; President and Managing
    Director, Salomon Brothers Asset
    Management Inc and Managing Director,
    Salomon Brothers Inc.
Daniel P. Cronin, Member of Audit            1993      51           1,000
    Committee; Vice President and General
    Counsel, Pfizer International Inc.;
    Senior Assistant General Counsel,
    Pfizer, Inc.
Riordan Roett, Member of the Audit           1995(B)   57             -0-
    Committee; Professor and Director,
    Latin American Studies Program, Paul
    H. Nitze School of Advanced
    International Studies, Johns Hopkins
    University.

------------------
     * 'Interested person' as defined in the Investment Company Act of 1940, as amended (the '1940 Act').
      (A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.
      (B) Mr. Roett also served as a director of the Fund from February 1994 through June 1994.

     Each of the nominees and directors also serves as a director of certain other U.S.-registered investment companies. Messrs. Hyland and Barber serve as directors for thirteen other investment companies advised by SBAM. Mr. Barber also serves as a director for two other investment companies advised by Advantage Advisers, Inc. Mr. Hamilton also serves as a director for four other investment companies advised by SBAM. Mr. Cronin also serves as a director for four other investment companies advised by SBAM. Messrs. Salacuse and Roett also serve as directors for six other investment companies advised by SBAM, Mr. Brock also serves as a director for five other investment companies advised by SBAM, and Mr. Salacuse also serves as a director of three other investment companies advised by Advantage Advisers, Inc.

     At November 30, 1996, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common Stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of Common Stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 11,389,602 shares, equal to approximately 89.9% of the outstanding shares of the Fund's Common Stock.

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, SBAM, and SBAM's directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements.

     The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Hyland, the present executive officers of the Fund are:

                                                         OFFICER
       NAME                   OFFICE                      SINCE            AGE
------------------  ---------------------------       -------------        ----
Peter J. Wilby         Executive Vice President           1993              37
Thomas K. Flanagan     Executive Vice President           1994              42
Beth Semmel            Executive Vice President           1996              36
Maureen O'Callaghan    Executive Vice President           1996              32
James E. Craige        Executive Vice President           1996              28
Lawrence H. Kaplan     Executive Vice President           1995              40
                       and General Counsel
Alan M. Mandel         Treasurer                          1995              39
Jennifer G. Muzzey     Secretary                          1997              37

     Mr. Wilby has also been a Managing Director of SBAM and Salomon Brothers Inc ('SBI') since January 1996. Prior to January 1996, he was a Director of SBAM and SBI. Mr. Flanagan has also been a Director of SBAM and SBI since July 1991. Ms. Semmel has also been a Director of SBAM and SBI since January 1996. From May 1993 to January 1996, she was a Vice President of SBAM and SBI. From January 1989 to May 1993, Ms. Semmel was a Vice President at Morgan Stanley Asset Management. Ms. O'Callaghan has also been a Vice President with SBAM and SBI since October 1988. Mr. Craige has also been a Vice President of SBAM and SBI since May 1992. From October 1990 to May 1992, Mr. Craige was an Associate with Shearson Lehman Advisors, Inc. Mr. Kaplan has also been a Vice President and Chief Counsel of SBAM and a Vice President of SBI since May 1995. Prior to May 1995, he was Senior Vice President and General Counsel of Kidder Peabody Asset Management, Inc. and a Senior Vice President of Kidder, Peabody & Co. Incorporated. Mr. Mandel has been a Vice President of SBAM and SBI since January 1995. From October 1991 through December 1994 he was Vice President and Chief Financial Officer of Hyperion Capital Management Inc. and prior to October 1991, he was Vice President of Mitchell Hutchins Asset Management Inc. Ms. Muzzey has also been an employee of SBAM since June 1994 and was Assistant Vice President of SunAmerica Asset Management Corporation prior to June 1994.

     The Fund's Audit Committee is composed of Messrs. Barber, Cronin, Salacuse and Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the fiscal year ended October 31, 1996. The Fund has no nominating or compensation committees.

     The Fund's Pricing Committee is composed of Michael S. Hyland and any one of the Directors who is not an 'interested person,' as defined in the 1940 Act. Such committee did not meet during the fiscal year ended October 31, 1996.

     During the fiscal year ended October 31, 1996, the Board of Directors met five times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible, except for Mr. Cronin.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director during the twelve-month period ended October 31, 1996. Certain of the directors listed below are members of the Audit Committee of the Fund and other committees of certain other investment companies advised by SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended October 31, 1996, by the Fund to Messrs. Brock and Hyland who, as employees of SBAM, are 'interested persons,' as defined in the 1940 Act.



                          AGGREGATE     TOTAL COMPENSATION
                        COMPENSATION     FROM OTHER FUNDS
NAME OF DIRECTORS       FROM THE FUND    ADVISED BY SBAM     TOTAL COMPENSATION
----------------------  -------------   ------------------   ------------------
                                         DIRECTORSHIPS(A)     DIRECTORSHIPS(A)
Charles F. Barber.....     $7,900           $101,500(13)         $109,400(14)
Daniel P. Cronin......     $6,500           $ 21,150(4)          $ 27,650(5)
Allan C. Hamilton.....     $7,800           $ 34,000(4)          $ 41,800(5)
Riordan Roett.........     $7,900           $ 49,650(6)          $ 57,550(7)
Jeswald W. Salacuse...     $7,900           $ 49,650(6)          $ 57,550(7)


------------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.
     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT 'INTERESTED PERSONS,' UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' EACH OF THE NOMINEES FOR DIRECTOR.

        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending October 31, 1997. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by Price Waterhouse LLP that at October 31, 1996, neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so.

REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants requires the affirmative vote of the holders of a majority of the shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes will not be considered to be votes cast for the foregoing purpose.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT 'INTERESTED PERSONS,' UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1998 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 9, 1997.

                         EXPENSES OF PROXY SOLICITATION


     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended October 31, 1996, is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-800-SALOMON.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

January 22, 1997

                  SALOMON BROTHERS WORLDWIDE INCOME FUND INC

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lawrence H. Kaplan, Alan M. Mandel,
Robert J. Leonard and Jennifer G. Muzzey, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers Worldwide Income Fund Inc (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York on the 2nd Floor, on Tuesday, February 25, 1997, at 10:00 a.m., New York time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND FOR PROPOSAL 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

                          (CONTINUED ON REVERSE SIDE)

A /X/ Please mark your
      votes as in this
      example.


                                FOR ALL                         WITHHOLD
                       Nominees listed at right            Authority to vote
                         (except as marked to               for all nominees
                          the contrary below.)               listed at right

1. Election of
   Directors.                     / /                               / /

Nominees: Class II:
          Thomas W. Brock
          Charles F. Barber

INSTRUCTION. To withhold the authority to vote for any individual nominee(s) write the name of that nominee(s) on the line below:


_______________________________________________________



                                                  FOR      AGAINST   ABSTAIN

2. The ratification of the selection of Price     / /        / /       / /
   Waterhouse LLP as independent accountants of the Fund for the fiscal year ending
   October 31, 1997.

3. Any other business that may properly come before the meeting.

                                     I will be attending the meeting.  / /

PLEASE COMPLETE, SIGN AND DATE HEREON AND
MAIL IN ACCOMPANYING POSTPAID ENVELOPE.



SIGNATURE __________________ DATE _______ _________________________ DATE _______
                                          SIGNATURE IF HELD JOINTLY

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.